Statements Of Net Assets (USD $)	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Investment in The Prudential Variable Contract Real Property Partnership	$ 93,491,282	$ 90,195,199
Net Assets	93,491,282	90,195,199
NET ASSETS, representing:
Equity of contract owners	69,236,373	63,083,109
Equity of Pruco Life Insurance Company	24,254,909	27,112,090
Net Assets	$ 93,491,282	$ 90,195,199
Units outstanding	33,860,393	36,961,820
Portfolio shares held	2,896,826	3,178,326
Portfolio net asset value per share	$ 32.27	$ 28.38